ETF OPPORTUNITIES TRUST

Fund	Trading Symbol
Tuttle Capital TLSA Put Write ETF	TSPW
Tuttle Capital NVDA Put Write ETF	NVPW
Tuttle Capital MSTR Put Write ETF	MSPW
Tuttle Capital COIN Put Write ETF	COPW
Tuttle Capital QQQ Put Write ETF	QQPW
(collectively the “Funds”)

Each listed on Cboe BZX Exchange, Inc.

Supplement dated April 15, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated February 24, 2025

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution, Termination and Liquidation (the “Plan”) for the Funds. The Board approved the Plan based on the recommendation of the investment adviser to the Funds and its indication that it had no plans to launch the Funds. The Funds are expected to be terminated and dissolved on or about April 16, 2026.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.